Exhibit 32.1

ROYAL ENERGY RESOURCES, INC. FORM 10-K

FOR THE FISCAL YEAR ENDED AUGUST 31, 2011

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacob Roth, certify that

  I am the President, Chief Executive Officer and Chief Financial Officer of Royal Energy Resources, Inc.
  Attached to this certification is Form 10-K for the fiscal year ended August 31, 2011, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.
  I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
    The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
    The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

November 28, 2011 Jacob Roth

President, CEO and CFO